                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Section 240.14a-12

                               SL INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________________________

     [ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

________________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

     (3)  Filing Party:

________________________________________________________________________________

     (4)  Date Filed:

________________________________________________________________________________

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 17, 2006

                                   ----------

To The Holders of Our Common Stock:

          We invite you to attend our annual shareholders' meeting on May 17, 2006 at the Warwick Hotel, 65 West 54th Street, New York, New York at 10:00 A.M., Eastern Time. At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

     1. To elect seven (7) directors until the next annual meeting in 2007 or until their successors have been elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as our independent accountants for fiscal 2006; and

     3.   Any other matters that properly come before the meeting.

          This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

          Only record holders of SL Industries, Inc. common stock at the close of business on April 3, 2006 will be entitled to vote on the foregoing matters at the annual meeting. Even if you only own a few shares of common stock, we want your shares to be represented at the annual meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

          We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                        Sincerely yours,


                                        ----------------------------------------
                                        DAVID R. NUZZO
                                        Secretary

Dated: Mt. Laurel, New Jersey
April 17, 2006

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 727-1500

                                 PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of SL Industries, Inc., a New Jersey corporation (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on May 17, 2006, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2005 (the "2005 Annual Report") are being mailed to shareholders on or about April 17, 2006. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

MEETING OF SHAREHOLDERS

The Meeting will be held at the Warwick Hotel, 65 West 54th Street, New York, New York, on May 17, 2006, at 10:00 A.M., Eastern Time.

RECORD DATE AND VOTING

The Board of Directors fixed the close of business on April 3, 2006, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting. Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the Record Date, there were 5,614,696 shares of the Company's common stock, $.20 par value per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

The purposes of the Meeting are to vote upon (i) the election of seven (7) directors until the next annual meeting in 2007, or until their successors have been elected and qualified; (ii) the ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2006; and
(iii) such other business as may properly come before the Meeting.

QUORUM AND REQUIRED VOTE

Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting of

Shareholders accompanying this Proxy Statement and any other proposals that may properly come before the Meeting. Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the Meeting. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

The director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of the Board. For the other proposal to be approved, the favorable vote of a majority of shares present and entitled to vote thereon is required. Abstentions count for quorum purposes and will have the same effect as a vote against the other proposal.

PROXIES

The Board requests your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct. You may vote for all, some or none of the director nominees. You may also vote for or against the other proposal or abstain from voting.

On the matters coming before the Meeting as to which a choice has been specified by a shareholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the nominees for director listed in this Proxy Statement, and (ii) FOR the ratification of Grant Thornton LLP as the Company's independent auditors, all as referred to in Items 1 and 2, respectively, in the Notice of Annual Meeting of Shareholders and as described in this Proxy Statement.

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting of Shareholders.

A shareholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

Only holders of Common Stock, their proxy holders, and the Company's invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you could bring an account statement showing that you beneficially owned shares of the Common Stock as of April 3, 2006 as acceptable proof of ownership.

COSTS OF SOLICITATION

The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation. The Company has retained Innisfree M&A, Inc. to assist the Company in the solicitation of proxies for a fee of $6,500, plus expenses.

                          ITEM 1: ELECTION OF DIRECTORS

The Company has one class of directors, each serving a one-year term. Directors elected at the Meeting will serve until the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted independence standards for directors that conform to the standards required by the American Stock Exchange ("AMEX") for listed companies. Based on the Company's director independence standards, the Board has affirmatively determined that each of the nominees, other than Messrs. Lichtenstein, Kassan and Henderson, is independent, including each of the non-management directors, consisting of Messrs. Baumgardner, Schwarz, Gray and Risher.

                                                                  Director
Name                         Age   All Offices with the Company     Since
----                         ---   ----------------------------   --------
Warren G. Lichtenstein(1)     40   Chairman of the Board            2002
Glen M. Kassan(1)             62   Vice Chairman                    2002
J. Dwane Baumgardner(2)(4)    65   Director                         1990
James R. Henderson            48   Director                         2002
Mark E. Schwarz(1)(3)(4)      45   Director                         2002
Avrum Gray(2)(3)(4)           70   Director                         2002
James A. Risher(2)(3)         63   Director                         2003

(1)  Member of Executive Committee.

(2)  Member of Audit Committee.

(3)  Member of Compensation Committee.

(4)  Member of Nominating and Corporate Governance Committee.

BUSINESS BACKGROUND

The following is a summary of the business background and experience of each of the persons named above:

WARREN G. LICHTENSTEIN was elected Chairman of the Board on January 24, 2002. From February 4, 2002 until August 10, 2005, Mr. Lichtenstein served as Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as a director of the Company from 1993 to 1997. Mr. Lichtenstein has been the Chairman of the Board, Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P. ("Steel"), a private investment partnership, since January 1, 1996 and the President, Chief Executive Officer and a director of Steel Partners, Ltd. ("SPL"), a management and advisory company that provides management services to Steel and its affiliates, since June 1999. Mr. Lichtenstein has been a director (currently Chairman of the Board) of United Industrial Corporation ("UIC"), a company principally focused on the design, production and support of defense systems and a manufacturer of combustion equipment for biomass and refuse fuels, since May 2001. Mr. Lichtenstein has been a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, since January 2004. He has been a director of BKF Capital Group, Inc., the parent company of John A. Levin & Co., an investment management firm, since 2005. He has served as Chairman of the Board of WHX Corporation ("WHX"), a holding company, since July 2005. Mr. Lichtenstein served as a director of WebFinancial Corporation ("WebFinancial"), a consumer and commercial lender, from 1996 to June 2005, as Chairman and Chief Executive Officer from December 1997 to June 2005 and as President from December 1997 through December 2003. Mr. Lichtenstein has been a director of KT&G Corporation, South Korea's largest tobacco company, since March 17, 2006.

GLEN M. KASSAN was elected as a director on January 24, 2002 and as Vice Chairman of the Board on August 10, 2005. From February 4, 2002 until August 10, 2005, Mr. Kassan served as President of the Company. He has served as Executive Vice President of SPL and its predecessor since June 2001 and as Vice President of its predecessor from October 1999 through May 2001. Mr. Kassan has served as Vice President, Chief Financial Officer and Secretary of WebFinancial since June 2000. Mr. Kassan has served as a director of WHX since July 2005 and as its Vice Chairman of the Board, Chief Executive Officer and Secretary since October 2005. Mr. Kassan is also currently a director of UIC.

J. DWANE BAUMGARDNER has been a director since 1990. From January 2003 to May 2004, Mr. Baumgardner served as Vice Chairman and President of Magna Donnelly Corporation, an automotive supplier of exterior and interior mirror, lighting and engineered glass systems. Prior to January 2003, he had been the Chief Executive Officer and President of Magna Donnelly Corporation since October 2002. Magna Donnelly Corporation is a wholly owned subsidiary of Magna International Inc. that was established in October 2002 by the merger of Donnelly Corporation and Magna Mirror Systems. Prior to October 2002, Mr. Baumgardner had been the Chairman and Chief Executive Officer of Donnelly Corporation, an automotive supplier, since 1986. Mr. Baumgardner is currently a director of Wescast Industries, Inc., a global automotive supplier, and of Landscape Forms, Inc., a designer and manufacturer of outdoor commercial furnishings. He is also a member of the Board of Advisors for the Strive Group, an integrated merchandising supply chain company to large consumer product companies. He also serves as the President of the Scanlon Foundation.

JAMES R. HENDERSON was elected as a director on January 24, 2002. Mr. Henderson has served as a Vice President of SPL since March 2002 and as a Vice President of its predecessor from August 1999 through March 2002. He has also served as President of Gateway Industries, Inc., a provider of database development and Web site design and development services, since December 2001. Mr. Henderson served as a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operator procedures on military weapons, from December 1999 to September 2003 and as acting Chief Executive Officer from July 2002 to March 2003. He has served as a director of BNS Co., a real estate management company, since June 2004. Mr. Henderson has served as a director and Chief Executive Officer of WebFinancial since June 2005, as President and Chief Operating Officer since November 2003, and was the Vice President of Operations of WebFinancial from September 2000 through December 2003. He has served as a director of WebBank, the operating subsidiary of WebFinancial, since March 2002 and as acting Chief Executive Officer of WebBank from November 2004 to May 2005. He has also served as a director of Del Global Technologies Corp., a designer and manufacturer of medical imaging and diagnostic systems, since November 2003. From January 2001 to August 2001, Mr. Henderson served as President of MDM Technologies, Inc., a direct mail and marketing company that was principally controlled by the Company's Chief Executive Officer and Chairman. From 1996 to July 1999, Mr. Henderson was employed in various positions with Aydin Corporation ("Aydin"), a defense electronics manufacturer, which included a tenure as President and Chief Operating Officer from October 1998 to June 1999. Prior to his employment with Aydin, Mr. Henderson was employed as an executive with UNISYS Corporation, an e-business solutions provider.

MARK E. SCHWARZ was elected as a director on January 24, 2002. He is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993 that is the general partner of Newcastle Partners, L.P., a private investment firm. Mr. Schwarz has served as Chairman of the Board of Hallmark Financial Services, Inc., a property and casualty insurance company, since October 2001 and as its Chief Executive Officer since January 2003. He currently serves as Chairman of the Board of Bell Industries, Inc., a computer systems integrator, Pizza Inn, Inc., a franchisor and food and supply distributor, and New Century Equity Holdings Corp., an asset management company. Mr. Schwarz is a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer, Vesta Insurance Group, Inc., a holding company for a group of insurance companies, and WebFinancial. From October 1998 through April 1999, Mr. Schwarz served as a director of Aydin.

AVRUM GRAY was elected as a director on May 23, 2002. Mr. Gray is the Chairman of G-Bar Limited Partnership, one of the nation's largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, and has held this position since 1981. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former Chief Executive Officer of a privately held manufacturer of components and devices for the automotive aftermarket. Mr. Gray is also a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer; Lynch Corporation, a holding company with subsidiaries engaged in manufacturing and distributing frequency control devices and glass forming and other equipment; and Material Sciences Corporation, a materials solution provider. Additionally, Mr. Gray has been Chairman of the Board of Spertus College, as well as a board member of the Illinois Institute of Technology, the Stuart School, and a number of philanthropic organizations, including the Jewish Federation of Chicago.

JAMES A. RISHER was elected as a director on May 29, 2003. Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc. ("BlueStar"), a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets. BlueStar filed CCAA (a petition for reorganization under Canadian bankruptcy laws) in August 2001, and a plan of reorganization was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. ("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998.

DIRECTOR COMPENSATION

Directors other than the Chairman and Vice Chairman receive the following fees:

     -    $5,000 quarterly retainer fee for each director;

     -    $1,250 quarterly retainer fee for the chairman of each committee;

     -    $1,000 for each Board meeting attended; and

     -    $750 for each committee meeting attended.

BOARD COMMITTEES AND MEETINGS

The Board met on six occasions during the year ended December 31, 2005 and acted by written consent on four occasions. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served. There are four committees of the Board: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders. Four directors attended the 2005 Annual Meeting of Shareholders.

EXECUTIVE COMMITTEE

The Executive Committee has and may exercise all the authority of the Board, except that the Executive Committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board, which by its terms is amendable or repealable only by the Board. The members of the Executive

Committee are Warren G. Lichtenstein, Glen M. Kassan and Mark E. Schwarz. The Executive Committee did not meet during the fiscal year ended December 31, 2005.

AUDIT COMMITTEE

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The adequacy of the charter has been reviewed and assessed by the Audit Committee on an annual basis. The members of the Audit Committee are Avrum Gray, James A. Risher and J. Dwane Baumgardner. The Company certifies that it has and will continue to have an Audit Committee of at least three members, each of whom meets the criteria for being "independent" set forth under
Section 121(A) of the listing standards of the AMEX. In addition, the Board has determined that Avrum Gray, the Chairman of the Audit Committee and a non-management director, is an audit committee financial expert serving on the Audit Committee. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee annually selects independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews and monitors the Company's internal accounting procedures. A report from the Audit Committee is also included in this Proxy Statement. See Audit Committee Report. The Audit Committee met on five occasions during the fiscal year ended December 31, 2005 and acted by written consent once.

COMPENSATION COMMITTEE

The Compensation Committee reviews compensation arrangements and personnel matters. The Compensation Committee has adopted a written charter. The members of the Compensation Committee are James A. Risher, Mark E. Schwarz and Avrum Gray. Each member of the Compensation Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. The Compensation Committee met on four occasions during the fiscal year ended December 31, 2005 and acted by written consent once.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices and compensation for directors. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The members of the Nominating and Corporate Governance Committee are Mark E. Schwarz, Avrum Gray and J. Dwane Baumgardner. Each member of the Nominating and Corporate Governance Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. The Nominating and Corporate Governance Committee met on one occasion during the fiscal year ended December 31, 2005 and acted by written consent once.

The Nominating and Corporate Governance Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and identifies potential candidates to serve as directors, to the extent there are vacancies on the Board. The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company's By-laws, and applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The Nominating and Corporate Governance Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.

In considering Board candidates, members of the Nominating and Corporate Governance Committee take into consideration all factors that it deems appropriate, including, but not limited to, the individual's character, education, experience, knowledge and skills. The Nominating and Corporate Governance Committee will also consider the extent of the individual's experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders. In addition to reviewing a candidate's background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company's businesses. It is the policy of the Board that at all times at least a majority of its members meet the standards of independence promulgated by the AMEX and the SEC. Additionally, the Nominating and Corporate Governance Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

Shareholders wishing to bring a nomination for a director candidate prior to a shareholders meeting must give written notice to David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054, either by personal delivery or by United States mail, postage prepaid. The shareholder's notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary date on which notice of the prior year's annual meeting was first mailed to shareholders. The shareholder's written notice to the Secretary shall set forth
(i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such shareholder, as they appear on the Company's books; and of such beneficial owner, (a) the class and number of shares of the Common Stock that are owned beneficially and of record by such shareholder and such beneficial owner; and (b) a representation that the shareholder is a holder of record of shares of the Common Stock and intends to appear in person or by proxy at the meeting to propose such business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need, and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Except as set forth above, the Nominating and Corporate Governance Committee does not have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics (the "Code") that applies to all of its directors, officers and employees. The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code. The Code has been filed as an exhibit to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 and is available on the Company's website at www.slindustries.com. The Code may also be requested in print, without charge, by writing to: David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054. Amendments to the Code and any grant of a waiver from a provision of the Code requiring disclosure under applicable SEC rules will be disclosed on the Company's website at www.slindustries.com.

PROCEDURES FOR CONTACTING DIRECTORS

The Company has adopted a procedure by which shareholders may send communications, as defined within Item 7(h) of Schedule 14A under the Exchange Act, to one or more directors by writing to such director(s) or to the whole Board, care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and the AMEX. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended December 31, 2005, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements except for the following transactions that were inadvertently reported late:

                         Number of    Type of
        Name           Transactions     Form    Number of Forms Filed Late
        ----           ------------   -------   --------------------------
J. Dwane Baumgardner         5           4                   3

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

DAVID R. NUZZO has served as Vice President and Chief Financial Officer and Secretary since December 1997. Mr. Nuzzo has served as Treasurer since January 2001.

JAMES C. TAYLOR has served as Chief Executive Officer and President of the Company since August 10, 2005. Mr. Taylor has previously served as Executive Vice President and Chief Operating Officer of the Company since January 2004, as President of the Company's Power Electronics Group since August 2002, and as President of the Company's subsidiary, Teal Electronics Corp., since January 2000. From September 1997 to December 1999, Mr. Taylor was President of Transicoil, a division of Horizon Aerospace, LLC, a privately held company specializing in military, aerospace, and medical motors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Common Stock, as of April 3, 2006 (except as otherwise noted), by: (i) each person or entity (including such person's or entity's address) who is known by the Company to own beneficially more than five percent of the Common Stock; (ii) each of the Company's directors and nominees for director who beneficially owns shares of Common Stock; (iii) each Named Executive Officer (as defined under the Executive Compensation section of this Proxy Statement) who beneficially owns shares of Common Stock; and (iv) all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company. Unless otherwise indicated, the address for all of the executive officers, directors and shareholders named below is c/o SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054.

                                 Number of Shares
  Name of Beneficial Owner    Beneficially Owned(1)   Percentage Owned(2)
  ------------------------    ---------------------   -------------------
The Gabelli Funds                 1,405,833(3)               25.0%
One Corporate Center
Rye, NY 10580-1435

Steel Partners II, L.P.           1,449,650(4)               25.8%
590 Madison Avenue
32nd Floor
New York, NY 10022

Warren G. Lichtenstein            1,459,950(4)(5)            26.0%

Glen M. Kassan                            0(4)                   *

Mark E. Schwarz                     243,473(6)                4.3%

J. Dwane Baumgardner                 95,995(7)                1.7%

David R. Nuzzo                     72,088.8(8)                1.3%

James C. Taylor                    58,524.7(9)                1.0%

Avrum Gray                           39,578(10)                  *

James R. Henderson                   20,824(4)                   *

James A. Risher                           0                      *

All Directors and Executive
Officers as a Group             1,990,433.5(11)              35.5%

*    Less than one percent(1%)

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares. Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

(2)  Based upon 5,614,696 shares outstanding as of April 3, 2006.

(3) Based upon a Schedule 13D/A Amendment No. 27 filed on July 8, 2005 with the SEC by GGCP, Inc., formerly known as Gabelli Group Capital Partners, Inc. ("GGCP"), Gabelli Asset Management Inc. ("GBL"), Gabelli Funds, LLC ("Gabelli Funds"), GAMCO Investors, Inc. ("GAMCO"), Gabelli Advisers, Inc. ("Gabelli Advisers"), Gabelli Securities, Inc. ("GSI"), Gabelli & Company, Inc. ("Gabelli & Company"), Gabelli & Company, Inc. Profit Sharing Plan (the "Plan"), MJG Associates, Inc. ("MJG Associates"), Gabelli Foundation, Inc. ("Foundation"), Mario J. Gabelli, Lynch Corporation ("Lynch") and Lynch Interactive Corporation ("Interactive") (collectively, the "Reporting Persons"), in addition to other information. GGCP makes investments for its own account and is the parent company of GBL. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including (i) GAMCO, a wholly-owned subsidiary of GBL, an investment adviser registered under the Investment Advisers Act of 1940, as amended, which provides discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others; (ii) GSI, a majority-owned subsidiary of GBL, which acts as a general partner or investment manager to limited partnerships and offshore investment companies and as a part of its business may purchase or sell securities for its own account; (iii) Gabelli Funds, a wholly-owned subsidiary of GBL, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which presently provides discretionary managed account services for various registered investment companies; and (iv) Gabelli Advisors, a subsidiary of GBL, which is an investment advisor providing discretionary advisory services to The Gabelli Westwood Mighty Mites Fund.

     Gabelli & Company, a wholly-owned subsidiary of GSI, is a broker-dealer registered under the Exchange Act, which as a part of its business regularly purchases and sells securities for its own account. The Plan, a qualified employee profit sharing plan, covers substantially all employees of GBL and its affiliates. MJG Associates provides advisory services to private investment partnerships and offshore funds, and Mario J. Gabelli is its sole stockholder, director and employee. The Foundation is a private foundation in which Mario J. Gabelli is President, a Trustee and the Investment Manager of the Foundation. Lynch is a public company traded on the AMEX engaged in manufacturing. Interactive is a publicly held holding company with operating subsidiaries engaged primarily in the rural telephone industry. Lynch and Interactive actively pursue new business ventures and acquisitions. Lynch and Interactive make investments in marketable securities to preserve capital and maintain liquidity for financing their business activities and acquisitions and are not engaged in the business of investing, reinvesting, or trading in securities. Mario J. Gabelli is a director, officer and a substantial shareholder of Lynch and Interactive. Mario J. Gabelli is also the majority stockholder and Chairman of the Board of Directors and Chief Executive Officer of Gabelli Partners and GBL, and the Chief Investment Officer for each of the Reporting Persons. Gabelli Partners is the majority shareholder of GBL. GBL, in turn, is the sole stockholder of GAMCO. GBL is also the majority stockholder of GSI and the largest shareholder of Gabelli Advisers. Gabelli & Company is a wholly-owned subsidiary of GSI.

     Includes the following shares deemed to be owned beneficially by the following affiliates: 1,174,933 shares held by GAMCO; 123,000 shares held by MJG Associates; 92,000 shares held by Gabelli Funds; 13,900 shares held by Gabelli Advisors; and 2,000 shares held by Foundation. The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Exchange Act. Mario J. Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons. GSI is deemed to have beneficial ownership of the securities owned beneficially by Gabelli & Company. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than the Foundation.

     GGCP, GBL, GAMCO, and Gabelli & Company are New York corporations and GSI and Gabelli Advisers are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580. MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501. Lynch is an Indiana corporation having its principal business office at 50 Kennedy Plaza, Suite 1250, Providence, Rhode Island 02903. Interactive is a Delaware corporation having its principal place of business at One Corporate Center, Rye, New York 10580.

(4) Based upon a Schedule 13D/A Amendment No. 14 filed jointly on January 17, 2006 with the SEC by Steel, Mr. Lichtenstein, Mr. Kassan and Mr. Henderson, in addition to other information. In such filing Mr. Kassan reports that he beneficially owns no shares of Common Stock and Mr. Henderson reports that he beneficially owns the right to acquire 20,824 shares at any time upon exercise of stock options.

(5) Includes the 1,449,650 shares, which by virtue of his position as Chairman of the Board, Chief Executive Officer and Secretary of Steel, Mr. Lichtenstein has the power to vote and dispose.

(6) Includes 217,350 shares that Mr. Schwarz has the power to vote and dispose, by virtue of his position as Managing Member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. Also includes 26,123 shares that Mr. Schwarz has the right to acquire at any time upon exercise of stock options.

(7) Includes 24,831 shares owned by Mr. Baumgardner and 71,164 shares that Mr. Baumgardner has the right to acquire at any time upon exercise of stock options.

(8) Includes 4,500 shares owned by Mr. Nuzzo, 5,588.8 shares beneficially owned by Mr. Nuzzo as a participant in the Company's Savings and Pension Plan, and 62,000 shares that Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.

(9) Includes 10,000 shares owned directly by Mr. Taylor, 100 shares owned indirectly by Mr. Taylor through a family member, 1,424.7 shares beneficially owned by Mr. Taylor as a participant in the Company's Savings and Pension Plan, and 47,000 shares that Mr. Taylor has the right to acquire at any time upon exercise of stock options.

(10) Includes 3,500 shares held by Mr. Gray's Individual Retirement Account, 13,400 shares held by 1993 GF Limited Partnership, in which the general partner is a corporation owned solely by Mr. Gray, and 6,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general partner. Also includes 2,500 shares held by JYG Limited Partnership, in which Mr. Gray's spouse is a general partner, and 13,378 shares that Mr. Gray has the right to acquire at any time upon exercise of stock options. Except for the shares held in his Individual Retirement Account and by JYG Limited Partnership, Mr. Gray disclaims beneficial ownership of these shares.

(11) Includes 240,489 shares that directors and executive officers have the right to acquire, at any time, upon the exercise of nonqualified and incentive stock options granted by the Company.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation awarded to, earned by or paid to (i) all persons who served as Chief Executive Officer of the Company during the 2005 fiscal year, (ii) the Company's other executive officers, whose total annual salary and bonus exceeded $100,000 during the 2005 fiscal year (the "Named Executive Officers") and who were serving as executive officers at the end of the year and (iii) one additional individual who was an executive officer during the 2005 fiscal year, but was not an executive officer at year end, for services in all capacities during the years ended December 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

                                                      Annual Compensation          All Other
                   Name and                      -----------------------------   Compensation
              Principal Position                 Year   Salary ($)   Bonus ($)        ($)
              ------------------                 ----   ----------   ---------   ------------
James C. Taylor(1)                               2005     267,308    120,712       10,800(3)
Chief Executive Officer and                      2004     250,000    196,375(2)    10,190(3)
President                                        2003     225,000    263,595        5,000(3)

David R. Nuzzo                                   2005     200,000     50,147       10,291(3)
Vice President and Chief Financial Officer,      2004     185,000     67,222(4)    10,995(3)
Treasurer and Secretary                          2003     171,000     25,500        4,000(3)

Warren G. Lichtenstein(5)                        2005           0          0      475,000(5)
Chairman of the Board, Chief Executive Officer   2004           0          0      725,000(5)
through August 10, 2005                          2003           0          0      475,000(5)

Glen M. Kassan(5)                                2005           0          0      475,000(5)
Vice Chairman of the Board, President through    2004           0          0      725,000(5)
August 10, 2005                                  2003           0          0      475,000(5)

(1) Mr. Taylor was elected Chief Executive Officer and President on August 10, 2005. Prior to this date Mr. Taylor served as Executive Vice-President and Chief Operating Officer of the Company.

(2) Includes total of 2004 bonus, however, $49,094 of the total bonus will be deferred from bonus and will be paid to Mr. Taylor in equal increments of $24,547 payable in 2006 and 2007.

(3) Includes the Company's matching contributions and profit sharing contributions made to the SL Industries, Inc. Savings and Pension Plan for Messrs. Taylor and Nuzzo in the amount of $10,500 and 9,841 for 2005, respectively; $10,190 and $10,995 for 2004, respectively; and $5,000 and $4,000 in 2003, respectively. The Company's contribution to the plan is based on a percentage of the participants elective contributions up to the maximum defined under the plan and a fixed percentage, determined annually by the Board of Directors, of the participant's total annual earnings. Under the plan, benefits are payable at retirement as a lump sum or as an annuity. Also includes premiums paid for group term life insurance for Messrs. Nuzzo and Taylor.

(4) Includes total of 2004 bonus, however, $16,806 of the total bonus will be deferred from bonus and will be paid to Mr. Nuzzo in equal increments of $8,403 payable in 2006 and 2007.

(5) Mr. Lichtenstein was elected Chairman of the Board on January 24, 2002 and named Chief Executive Officer on February 4, 2002. Mr. Kassan was named President on February 4, 2002. On August 10, 2005, Mr. Lichtenstein stepped down as Chief Executive Officer and Mr. Kassan stepped down as President of the Company. Neither Mr. Lichtenstein nor Mr. Kassan receive direct compensation from the Company. Mr. Lichtenstein's services as Chairman of the Board and Chief Executive Officer and Mr. Kassan's services as President were provided to the Company in accordance with the provisions of a management agreement with SPL. The fee paid to SPL by the Company was $475,000 in 2005, $725,000 in 2004 and $475,000 in 2003. See

     "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Related Transactions" presented below.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The Company did not grant options to the Named Executive Officers during the fiscal year ended December 31, 2005.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END STOCK OPTION VALUES

The following table sets forth the number of shares received upon exercise of stock options by each of the Named Executive Officers during the last completed fiscal year and the aggregate options to purchase shares of the Common Stock held by the Named Executive Officers at December 31, 2005.

                         NUMBER OF SECURITIES
                              UNDERLYING         VALUE OF UNEXERCISED
                          UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                          AT FISCAL YEAR-END    AT FISCAL YEAR-END (1)
                         --------------------   ----------------------
                             EXERCISABLE/            EXERCISABLE/
         NAME                UNEXERCISABLE           UNEXERCISABLE
         ----            --------------------   ----------------------
James C. Taylor                47,000/0                273,500/0
David R. Nuzzo                 62,000/0                273,625/0
Warren G. Lichtenstein            0/0                     0/0
Glen M. Kassan                    0/0                     0/0

(1) Computed by multiplying the number of options by the difference between (i) the per share closing price of $16.05 at fiscal year-end and (ii) the exercise price per share.

EQUITY COMPENSATION PLAN SUMMARY

The following table sets forth information as of December 31, 2005 regarding the number of shares of Common Stock issued and available for issuance under the Company's existing equity compensation plans:

                                           NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE
                                            ISSUED UPON EXERCISE OF        EXERCISE PRICE OF
                                         OUTSTANDING OPTIONS, WARRANTS   OUTSTANDING OPTIONS,
             PLAN CATEGORY                         AND RIGHTS            WARRANTS AND RIGHTS
             -------------               -----------------------------   --------------------
                                                      (a)                         (b)
Equity compensation plans approved by
   security holders                                579,988                      $10.33
Equity compensation plans not approved
   by security holders                              53,513                      $11.24
Total                                              632,501                      $10.41

There are no securities available for future issuance under any equity compensation plan, other than securities reflected in column (a) above.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

The Company did not grant awards to any of its executive officers under any long-term incentive plans during the fiscal year ended December 31, 2005.

In May 2005, the Compensation Committee of the Board of Directors of the Company adopted the 2005 Bonus Plan (the "Bonus Plan") to provide incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company's executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. Participants in the Bonus Plan who are executive officers of the Company include James C. Taylor, President and Chief Executive Officer of the Company and David R. Nuzzo, Vice President and Chief Financial Officer of the Company.

The Bonus Plan includes two components. The first component is a Short Term Incentive Plan ("STIP"), and the second component is a Long Term Incentive Plan ("LTIP"). The structure of the Bonus Plan is designed to provide incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals.

Short Term Incentive Plan. The Compensation Committee has established two components for the STIP, a quantitative component based on a return on invested capital ("ROIC") and a qualitative component based on the achievement of pre-determined individual objectives. Based on the determination of the objectives under the two components, the annual STIP bonus earned by a participant ranges from 20% to 45% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's plan. STIP bonuses earned are paid annually. No STIP bonus will be paid if either component is below a predetermined threshold.

Long Term Incentive Plan. The LTIP component of the Bonus Plan is based on a combination of the achievement of certain sales targets and ROIC targets over the three fiscal years beginning in 2005. Based on the determination of these objectives, the annual LTIP bonus that may be earned by a participant ranges from 10% to 55% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's plan. LTIP bonuses earned will be paid following the conclusion of the 2007 fiscal year. A bonus payout under the LTIP will not occur if either the ROIC or sales component is below 80% of the respective target.

Under the Bonus Plan, the total bonus that may be earned by the President and Chief Executive Officer of the Company is 100% of his base salary and the total bonus that may be earned by the Vice President and Chief Financial Officer of the Company is 50% of his base salary, however, each bonus may exceed the applicable percentage in the event that ROIC exceeds the Company's plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Risher, Schwarz and Gray served on the Compensation Committee during the fiscal year ended December 31, 2005. None of the committee members have ever been officers or employees of the Company, or ever had any relationship requiring disclosure below under the caption "Certain Relationships and Related Transactions."

EMPLOYMENT CONTRACTS, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

James C. Taylor, the Company's Chief Executive Officer and President, is party to a change in control agreement dated as of May 1, 2001 (the "Change in Control Agreement") by and between him and the Company. Pursuant to the Change in Control Agreement, Mr. Taylor shall receive a payment equal to two times his annual salary in the event he is terminated as Chief Executive Officer and President without cause or he terminates such employment for good reason within one year of a change in control of the Company or the execution of a definitive agreement contemplating a change in control of the Company.

Pursuant to an agreement dated as of August 5, 2002 (the "Agreement"), Mr. Taylor shall be paid a bonus (the "First Bonus") upon (i) the occurrence of a change in control; or (ii) the delivery of a notice by Mr. Taylor requesting the payment of the First Bonus, which may be in one or two parts. The First Bonus shall be an amount equal to the product of (i) 100,000 and (ii) the amount by which the Common Stock price exceeds $5.45. Upon his termination of employment with the Company for any reason, Mr. Taylor shall have no further right to receive the First Bonus.

In addition, pursuant to a Long Term Bonus Agreement dated September 1, 2005 (the "Long Term Bonus Agreement"), Mr. Taylor shall be paid a bonus (the "Second Bonus") upon (i) the occurrence of a change in control; or (ii) the delivery of a notice by Mr. Taylor requesting the payment of the Second Bonus. The Second Bonus shall be an amount equal to the product of (i) 50,000 and (ii) the amount by which the Common Stock price exceeds $15.02. The Second Bonus shall vest as follows: 20% on each of September 1, 2005, 2006, 2007, 2008 and 2009.

Upon his termination of employment with the Company for any reason, Mr. Taylor shall be entitled to receive the Second Bonus upon delivery of a notice for a period of thirty (30) days following the date of termination, after which time he shall have no further right to receive the Second Bonus.

                                PERFORMANCE GRAPH

The following Performance Graph summarizes the cumulative total shareholder return on an investment of $100 on December 31, 2000 in the Common Stock for the period from that date to December 31, 2005, as compared to the cumulative total return on a similar investment of $100 on that date in stocks comprising the S&P Electrical Components & Equipment Group and the Russell 2000 Stock Index. The graph assumes the reinvestment of all dividends. The Performance Graph is not necessarily indicative of future performance.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG SL INDUSTRIES, INC.,
                     RUSSELL 2000 INDEX AND S&P GROUP INDEX

                              (PERFORMANCE GRAPH)

                     ASSUMES $100 INVESTED ON DEC. 31, 2000
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2005

                      12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                      --------   --------   --------   --------   --------   --------
SL Industries, Inc.    $100.00    $ 51.15    $46.34     $ 70.12    $123.71    $140.32
S&P Group Index        $100.00    $ 77.68    $73.99     $106.36    $121.65    $134.63
Russell 2000 Index     $100.00    $101.02    $79.22     $115.16    $135.31    $139.81

                               BOARD COMPENSATION
                                COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board is responsible for the establishment of the level and manner of compensation of the Company's executive officers (including its Named Executive Officers). In addition, the Compensation Committee seeks to ensure that sound compensation policies and practices exist and are being followed. At the end of fiscal year 2005, the members of the Compensation Committee were James A. Risher (Chairman), Mark E. Schwarz and Avrum Gray, each of whom are non-employee directors of the Company.

The following describes the Compensation Committee's compensation policies applicable to its executive officers (including its Named Executive Officers), including the relationship of corporate performance to executive compensation, with respect to compensation reported for the last fiscal year.

The Compensation Committee believes that executive compensation should be linked to value delivered to shareholders. The Company's compensation programs have been designed to provide a correlation between the financial success of the executive and the shareholders. Both long and short-term incentives are intended to align the interests of executives and shareholders and to reward the executive for building value within the Company.

The functions of the Compensation Committee are to oversee general compensation policies for the Company's employees, to review and approve compensation packages annually for the Company's executive officers and subsidiary presidents, and to approve cash incentive programs for all subsidiaries. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals, while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys, the compensation levels of executive officers of companies in competing businesses and in the Company's geographic markets, and recommendations by Mr. Taylor, the Company's Chief Executive Officer and President. The Compensation Committee may also from time to time consult with independent compensation consultants and others.

The Committee's current philosophy is to balance short-term performance of executives with achievement of long-range strategic goals resulting in continuously improving shareholder value, and to engender and preserve a sense of fairness and equity among employees, shareholders, and customers. In keeping with that philosophy, it has set the following objectives: (i) to link a significant portion of annual compensation directly to operating performance;
(ii) to promote achievement of the Company's long-term strategic goals and objectives; (iii) to align the interest of Company executives with long-term shareholder interest; (iv) to align the interest of Company employees with long-term shareholder interest; and (v) to attract, retain, and motivate executives critical to the Company's long-term success.

The Company's executive compensation program consists of base salary and a cash bonus incentive, which is provided through a short-term incentive plan, or STIP, and a long-term incentive plan, or LTIP. The structure of the bonus plan is designed to provide incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals. The Compensation Committee has established two components for the STIP, a quantitative component based on return on invested capital ("ROIC") and a qualitative component based on the achievement of pre-determined individual objectives. Based on the determination of the objectives under the two components, the bonus that may be earned by the participants ranges from 20% to 45% of base salary, but may exceed such range in the event that ROIC exceeds the Company's plan. STIP bonuses earned are paid annually. No STIP bonus will be paid if either component is below a predetermined threshold. The LTIP component of the Bonus Plan is based on a combination of the achievement of certain sales targets and ROIC targets over the three fiscal years beginning in 2005. Based on the determination of these objectives, the bonus that may be earned by the participants ranges from 10% to 55% of base salary, but may exceed such range in the event that ROIC exceeds the Company's plan. LTIP bonuses earned will be paid following the conclusion of the 2007 fiscal year. A bonus payout under the LTIP will not occur if either the ROIC or sales component is below 80% of the respective target.

Under the bonus plan, the total bonus that may be earned by the President and Chief Executive Officer of the Company is 100% of his base salary and the total bonus that may be earned by the Vice President and Chief Financial Officer of the Company is 50% of his base salary, although the bonus of each such person may exceed such range under certain circumstances. At the present time, the Company does not have any option plans in effect. Along with all other employees, executives also participate in one of the Company's defined contribution pension plans. Salary levels of executive officers are reviewed annually by the Compensation Committee. In order to align the interests of executive officers with long-term shareholder interest, bonus payments are awarded only if Company performance targets are met, or if the Compensation Committee believes there are special circumstances. If the Company performance targets are met, bonus payments are based on the achievement of such targets and the achievement of individual performance goals, including certain non-financial performance measurements such as improvements in productivity, improvement of product quality, development and introduction of new products, and relationships with customers.

In 2005, James C. Taylor, the Company's President and Chief Executive Officer, earned a bonus payment of $120,712, and David R. Nuzzo, the Company's Vice President, Chief Financial Officer, Treasurer and Secretary earned a bonus payment of $50,147.

No specific weight or relative importance was assigned to the various qualitative factors and compensation information considered by the Compensation Committee. Accordingly, the Company's compensation policies and practices may be deemed subjective, within an overall published framework based on both the financial and non-financial factors.


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In the past, the Compensation Committee has provided long term incentive compensation in the form of stock options, where appropriate, as compensation for its executive officers. In determining whether individual stock option grants were made, the Compensation Committee evaluated each participant's job responsibilities and performance during the last completed year, as well as the perceived potential that the individual has in contributing to the success of the Company.

                                        COMPENSATION COMMITTEE
                                        James A. Risher
                                        Mark E. Schwarz
                                        Avrum Gray


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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a result of certain services being provided to the Company by SPL, a company controlled by the Chairman of the Board of the Company, Warren G. Lichtenstein, the Compensation Committee engaged an independent firm to provide a report and advice regarding the amount of management fees that should be payable to SPL. These fees are the only consideration for the services of the Chairman of the Board, Warren G. Lichtenstein, the Company's Vice Chairman, Glen M. Kassan, and other assistance from SPL. The services provided include management and advisory services with respect to operations, strategic planning, finance and accounting, merger, sale and acquisition activities and other aspects of the businesses of the Company. In consideration for such services, the fee paid to SPL by the Company was $475,000 in 2005, $725,000 in 2004 and $475,00 in 2003.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.


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                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee meets the criteria for being "independent" set forth under AMEX Rule PARAGRAPH 10,021, Sec. 121. During the fiscal year ended December 31, 2005, the Committee met five times and acted by written consent on one other occasion.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the fiscal year ended December 31, 2005.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

                                        AUDIT COMMITTEE
                                        Avrum Gray
                                        J. Dwane Baumgardner
                                        James Risher


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     ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Grant Thornton LLP to serve as the Company's independent auditors. Grant Thornton LLP has served as the Company's independent auditors since July 2002. While it is not required to do so, the Board is submitting to shareholders for ratification the selection of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2006. Such ratification of the selection of Grant Thornton LLP will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon and represented at the Meeting. The Board will reconsider its selection should the shareholder votes evidence disapproval.

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional fees rendered in connection with the audit of the Company's annual financial statements and the reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, including services related thereto, were $371,815 for the year ended December 31, 2005 and $294,187 for the year ended December 31, 2004.

Audit-Related Fees

The aggregate fees billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as "Audit Fees," including planning efforts related to the review of the Company's internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and consultations concerning financial accounting and reporting matters not classified as audit, were $16,980 for the year ended December 31, 2005, and $20,152 for the year ended December 31, 2004.

Tax Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning were $25,364 for the year ended December 31, 2005, and $100,028 for the year ended December 31, 2004. The services comprising the fees reported as "Tax Fees" included tax return preparation in various foreign jurisdictions, consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

All Other Fees

There were no other fees billed by Grant Thornton LLP for products and services, other than those described for the years ended December 31, 2005 and December 31, 2004.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by the


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

Chairman of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the year ended December 31, 2005 were approved by the Audit Committee. Of the total number of hours expended on Grant Thornton LLP's engagement to audit the Company's financial statements for the year ended December 31, 2005, none of the hours were attributed to work performed by persons other than Grant Thornton LLP's full-time, permanent employees.

The Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP's independence was not compromised.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.


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RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than December 18, 2006. Shareholders wishing to nominate directors or bring a proposal before the 2007 annual meeting of shareholders (but not include it in the Company's proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than the close of business on the 60th calendar day prior to the date of the 2007 annual meeting.

                                  OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

The Company is concurrently sending all of its shareholders of record as of April 3, 2006 a copy of its Annual Report for the year ended December 31, 2005. Such report contains the Company's certified consolidated financial statements for the year ended December 31, 2005, including that of the Company's subsidiaries.

Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

                                        By order of the Board of Directors,
                                        Warren G. Lichtenstein
                                        Chairman

Mt. Laurel, New Jersey
April 17, 2006

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND ANY AMENDMENTS THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER SHAREHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT. TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., 520 FELLOWSHIP ROAD, SUITE A-114, MT. LAUREL, NEW JERSEY 08054.


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

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               SL INDUSTRIES, INC.

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2006

     The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Glen
M. Kassan, and each of them (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Shareholders of the Company to be held at the Warwick Hotel, 65 West 54th Street, New York, New York May 17, 2006, at 10:00 A.M., Eastern Time, or at any adjournment or postponements thereof.

     The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 17, 2006, and a copy of the Company's Annual Report for the year ended December 31, 2005.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        CONTINUED TO BE COMPLETED, SIGNED
                          AND DATED ON THE REVERSE SIDE


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

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2

1.   ELECTION OF DIRECTOR NOMINEES

     WARREN G. LICHTENSTEIN
     GLEN M. KASSAN
     J. DWANE BAUMGARDNER
     JAMES R. HENDERSON
     MARK E. SCHWARZ
     AVRUM GRAY
     JAMES A. RISHER

     [ ] For the election as directors for the ensuing year of all nominees listed above (except as stricken above) (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEES, CHECK THE FORGOING BOX AND CLEARLY STRIKE OUT OR LINE THROUGH WITH DARK INK SUCH NOMINEE'S NAME IN THE LIST ABOVE.)

     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting and any adjournment of postponement thereof.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.


Signature:                              Date
           --------------------------        ----------------------


Signature :                             Date
           --------------------------        ----------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: ____________


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